UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 10, 2023
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On July 14, 2023, Genprex, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that on July 10, 2023, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) was notified by CohnReznick LLP (“CohnReznick”), the firm then serving as the Company’s independent registered public accounting firm, of CohnReznick’s decision to resign as the independent registered public accounting firm of the Company effective upon the filing with the United States Securities and Exchange Commission (the “SEC”) of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. As disclosed in the Initial Form 8-K, CohnReznick stated that it was providing its notice of resignation due to resource constraints. This Amendment No. 1 to the Initial Form 8-K is being filed to update the disclosures required by Item 304(a) of Regulation S-K through the effective date of CohnReznick’s resignation.

Item 4.01. Changes in Registrant's Certifying Accountant.

CohnReznick served as the Company’s independent registered public accounting firm for the interim periods ended March 31, 2023 and June 30, 2023. On August 21, 2023, CohnReznick confirmed to the Company that its resignation as the Company’s independent registered accounting firm had become effective on such date upon the completion of CohnReznick’s review of the Company’s interim unaudited financial statements for the three and six months ended June 30, 2023 and the Company’s filing of its Quarterly Report on Form 10-Q for the quarterly period then ended. The Company is in the process of selecting a new independent registered public accounting firm.

As previously reported, the Company originally engaged CohnReznick as its independent registered public accounting firm on April 24, 2023 (the “Engagement Date”), following the completion of a business combination between CohnReznick and Daszkal Bolton LLP, the Company’s prior independent registered public accounting firm.  Since the Engagement Date and through the effective date of CohnReznick’s resignation, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference thereto in its reports on the financial statements for such period; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of the disclosures it is making in this Current Report on Form 8-K/A and requested that CohnReznick furnish a letter addressed to the SEC stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated August 21, 2023, is filed as Exhibit 16.1 attached hereto.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Auditor Letter, dated August 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: August 21, 2023	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)